UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-03734

EuroPacific Growth Fund

(Exact Name of Registrant as Specified in Charter)

333 South Hope Street

Los Angeles, California 90071

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: March 31

Date of reporting period: March 31, 2017

Michael W. Stockton

EuroPacific Growth Fund

333 South Hope Street

Los Angeles, California 90071

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

EuroPacific Growth Fund® Annual report for the year ended March 31, 2017

We believe high-
conviction investing
and diverse
perspectives lead
to better results.

EuroPacific Growth Fund seeks to provide you with long-term growth of capital.

This fund is one of more than 40 offered by one of the nation’s largest mutual fund families, American Funds, from Capital Group. For more than 85 years, Capital has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com.

See page 4 for Class A share results with relevant sales charges deducted. For other share class results, visit americanfunds.com and americanfundsretirement.com.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit americanfunds.com for more information.

Investing outside the United States may be subject to risks, such as currency fluctuations, periods of illiquidity and price volatility. These risks may be heightened in connection with investments in developing countries. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Contents
1	Letter to investors
4	The value of a long-term perspective
6	Tapping global potential
7	Summary investment portfolio
12	Financial statements
35	Board of trustees and other officers

Fellow investors:

International markets on the whole increased during the fund’s fiscal year ended March 31, 2017. In a period marked by volatility and political upheaval, global stocks rallied amid improving economic data in the U.S., Europe, Japan and many emerging markets. U.S. stocks led developed markets higher, fueled by expectations that U.S. President Donald Trump would deliver business-friendly policies following his November election victory. European stocks moved higher despite Great Britain’s pivotal vote to leave the European Union, which had created uncertainty about economic consequences. Emerging markets also enjoyed strong returns, supported by rising commodities prices. Stocks advanced despite the Federal Reserve’s decision to raise interest rates. Economically sensitive stocks led markets higher.

In this environment, EuroPacific Growth Fund rose 12.72% for the period, slightly less than the 13.13% gain posted by the MSCI ACWI (All Country World Index) ex USA, which reflects the returns of more than 40 developed and developing country stock markets. However, the fund outpaced the Lipper International Funds Average, a peer group measure, which increased 10.50%. Lipper averages reflect the current composition of all eligible mutual funds (all share classes) within a given category. As shown in the table below, the fund has outpaced both measures for 5- and 10-year periods.

The market environment

European stocks rallied amid signs of an improving outlook for the global economy. Stocks enjoyed significant gains despite increasing political risk as pivotal elections approached in France, and the U.K. officially launched the two-year process to remove itself from the European Union. British Prime Minister Theresa May triggered Article 50 of the Lisbon Treaty in March, signaling that the U.K. will move forward with Brexit negotiations and seek to end its membership in the EU by March 2019. Meanwhile, campaign rhetoric picked up in France ahead of federal elections in April and May as some anti-establishment candidates gained support in the polls.

Euro-zone inflation reached the European Central Bank’s 2% target level in February,

Results at a glance

For periods ended March 31, 2017, with all distributions reinvested

	Cumulative	Average annual total returns
	total return			Lifetime
	1 year	5 years	10 years	(since 4/16/84)

EuroPacific Growth Fund (Class A shares)	12.72%	6.27%	3.24%	10.67%
MSCI ACWI (All Country World Index) ex USA[1,2]	13.13	4.36	1.35	—
MSCI EAFE (Europe, Australasia, Far East) Index[1,3]	11.67	5.83	1.05	8.23
Lipper International Funds Average	10.50	5.11	1.15	8.53

[1]	The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.
[2]	The index did not exist prior to December 31, 1987. Results reflect dividends net of withholding taxes.
[3]	This was the fund’s primary benchmark until the fiscal year ended March 31, 2007. Results reflect dividends net of withholding taxes.

EuroPacific Growth Fund	1

fueling market concerns that the improving euro-zone economy may prompt the ECB to end its controversial bond-buying program and negative interest rate policy.

Japanese equities increased on generally positive economic data. Japan’s economy grew at an annualized 1.2% rate in the fourth quarter of 2016, marking the first time gross domestic product rose in all four quarters of a calendar year since 2005. Industrial output rose 2% in February from the previous month, its highest increase in eight months.

Japan’s labor market continued to be a bright spot as the unemployment rate fell to 2.8%, its lowest level in 22 years. However, the tightening labor market has not driven wages enough to boost consumption. The Bank of Japan left its monetary policy unchanged despite inflation rising 0.3% in February from the previous year, although the central bank remains well off the stated ¥80-trillion annual pace of its asset-purchase program for the current fiscal year.

Technology stocks led emerging markets higher, with the MSCI Emerging Markets Investable Markets Index surging to its highest level since June 2015.

Most Asian markets rose. Indian equities advanced, overcoming a major currency demonetization in late 2016 that disrupted businesses and consumer spending. Prime Minister Narendra Modi’s party was also victorious in key state elections, a result that is expected to give him more political clout to pursue his reform-minded agenda. Chinese stocks rose, fueled by solid industrial production figures and continued strength in the property market.

Improved prices for oil and industrial commodities helped Brazil and Russia post among the strongest returns on a global basis. Brazilian equities soared 42.79% after several years of declines. President Dilma Rousseff was removed from office following impeachment proceedings, sparking enthusiasm that new government leaders can institute fiscal reforms to lay the groundwork for an economic recovery. However, Russian stocks faced pressure in the first quarter of 2017 from diminished expectations that the Trump administration would act quickly to lift economic sanctions.

In mid-March, the Federal Reserve hiked rates for the second time in as many quarters and signaled that two more rate hikes are on the horizon.

Inside the portfolio

Several sectors, led by information technology, made positive contributions to the fund’s results. The health care sector was the greatest drag on the fund’s results. Alibaba, China’s largest e-commerce operator, gained as it raised its 2017 revenue forecast as third-quarter fiscal 2017 sales and earnings beat expectations, backed by a strong contribution from its digital media and entertainment unit. Tencent rose as the Chinese internet services giant delivered another strong quarter of business results driven in part by rising demand among Chinese consumers for online shopping and social media platforms. Shares of Korea’s Samsung Electronics climbed on sales of its memory chips used in smartphones, while semiconductor manufacturer Taiwan Semiconductor also rose on demand from Apple and Chinese smartphone makers.

Holdings of select materials companies helped lift returns. Shares of Brazilian mining giant Vale surged on improved copper and iron ore prices and moves to reduce its debt. Fourth-quarter earnings beat expectations with improvement in the outlook for metals demand from both the U.S. and China.

Investment selection among financial companies was additive to returns, with India-listed HDFC Bank and Kotak Mahindra Bank among the top contributors. Shares in HDFC Bank surged after the company beat third-quarter fiscal 2017 earnings forecasts, helped by strong growth in deposits.

The fund’s investments in the health care sector declined as pharmaceutical companies were hurt by pricing pressure and a dearth of new products. Concerns over the future of the Affordable Care Act also weighed on the sector. Shares of Denmark-based global biopharmaceutical firm Novo Nordisk eased after the company warned that revenue and operating profit could fall in 2017 amid downward pressure on pricing of insulin treatment and management of diabetes.

Why your annual report has a different look

You have probably noticed that this annual report doesn’t look like the glossier reports of the past. After surveying a large, representative sample of our investors, we have decided to make a few key changes to these documents and have adjusted the look and feel of our reports (e.g., paper stock and design standards) to reflect the prevailing industry norm. These changes will reduce costs and the amount of paper we consume.

You also told us that we should be considering ways to deliver the valuable perspective of our investment professionals to you digitally. We are in the process of building our digital investor education content on our website, which will provide a platform for investment professionals to communicate with investors using the channels that you access more often.

If you have not already done so, you can elect to receive your annual reports electronically. Once you do, you will receive an email notification as soon as the documents are available. To learn more, visit americanfunds.com/gopaperless. ■

2	EuroPacific Growth Fund

Select investments in consumer staples were a drag on returns, with Associated British Foods among the largest detractors. Shares of the U.K.-based conglomerate fell after the company warned that U.S. dollar strength would erode operating margins in 2017 and that rapid expansion in selling space had held back same-store sales in Germany and the Netherlands.

Looking ahead

The global economic outlook remains mixed. The relative performance of the U.S. economy makes it likely that the Federal Reserve will continue to raise short-term interest rates as 2017 progresses. Uncertainty lingers around the U.K.’s exit from the European Union while Japan continues to improve slowly. Commodities prices continue to support modest improvement in most emerging markets, but growth concerns have hampered some economic activity.

The portfolio remains focused on attractively valued, well-run companies that are positioned to benefit from areas of economic growth globally and increasing consumer demand in emerging markets. We also continue to identify promising investment opportunities in businesses that may be able to profit from technological innovations. Following the U.S. election, our interest in cyclical sectors such as energy, materials and financials is heightened.

Thank you for choosing to invest in EuroPacific Growth Fund. We look forward to reporting to you again in six months’ time.

Sincerely,

Carl Kawaja

Vice Chairman of the Board and President

May 11, 2017

For current information about the fund, visit americanfunds.com.

The New Geography of Investing®

EuroPacific Growth Fund invests primarily in companies based in developed markets in Europe and the Pacific Basin. However, emerging markets also make up a sizable and important area of focus for the fund (30%), especially when looking at the companies in terms of where they generate revenue (43%).

Equity portion breakdown by domicile (%)

	Region	Fund
■	United States	1%
■	Canada	5
■	Europe	42
■	Japan	15
■	Asia-Pacific ex. Japan	7
■	Emerging markets	30
	Total	100%

Equity portion breakdown by revenue (%)

	Region	Fund
■	United States	18%
■	Canada	3
■	Europe	24
■	Japan	8
■	Asia-Pacific ex. Japan	4
■	Emerging markets	43
	Total	100%

Source: Capital Group (as of March 31, 2017).

Compared with the MSCI ACWI ex USA as a percent of net assets.

EuroPacific Growth Fund	3

The value of a long-term perspective

The results shown are before taxes on fund distributions and sale of fund shares.

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	The maximum initial sales charge was 8.50% prior to July 1, 1988.
[3]	For the period April 16, 1984, commencement of operations, through March 31, 1985.
[4]	Includes reinvested dividends of $54,065 and reinvested capital gain distributions of $73,693.
[5]	The index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.
[6]	From April 16, 1984, through December 31, 1987, the MSCI EAFE (Europe, Australasia, Far East) Index was used because the MSCI ACWI (All Country World Index) ex USA did not yet exist. Since January 1, 1988, the MSCI ACWI ex USA has been used. The MSCI EAFE Index reflects dividends net of withholding taxes. The MSCI ACWI ex USA reflects dividends gross of withholding taxes through December 31, 2000, and dividends net of withholding taxes thereafter.
[7]	Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

Average annual total returns based on a $1,000 investment
(for periods ended March 31, 2017)*

	1 year	5 years	10 years
Class A shares	6.25%	5.02%	2.63%

**Assumes reinvestment of all distributions and payment of the maximum 5.75% sales charge.*

The total annual fund operating expense ratio is 0.85% for Class A shares as of the prospectus dated June 1, 2017 (unaudited).

$300,000
200,000
100,000
80,000
60,000
40,000
20,000
10,000
8,000

Year ended March 31	1985[3]	1986	1987	1988	1989	1990	1991	1992	1993	1994	1995
TOTAL VALUE											
Dividends reinvested	$69	35	118	491	316	527	656	611	538	515	715
Value at year-end	$9,941	15,357	19,813	21,422	24,569	28,742	31,359	35,033	37,728	47,638	47,974
Total return	(0.6)%	54.5	29.0	8.1	14.7	17.0	9.1	11.7	7.7	26.3	0.7

4	EuroPacific Growth Fund

How a $10,000 investment has grown

Fund results shown are for Class A shares and reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment.¹ Thus, the net amount invested was $9,425. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

EuroPacific Growth Fund	5

Tapping global potential

The table above compares total returns for the MSCI USA Index (shown in gray) and the MSCI ACWI (All Country World Index) ex USA (shown in blue) over the past 25 calendar years.

Results for the MSCI USA Index reflect dividends gross of withholding taxes. Results for the MSCI ACWI (All Country World Index) ex USA reflect dividends gross of withholding taxes through December 31, 2000, and dividends net of withholding taxes thereafter.

MSCI USA Index	MSCI ACWI (All Country World Index) ex USA

A world of opportunity

With many of the world’s investment opportunities located beyond our shores, an international focus gives U.S. investors access to growth potential that would otherwise be out of reach. As the chart shows, international stocks have outpaced their U.S. counterparts in 11 of the past 25 calendar years. Diversifying across U.S. and non-U.S. stock markets can also help investors mitigate fluctuations in the value of their investments.

The Capital SystemSM

Negotiating the unfamiliar terrain of international markets can be challenging. That is why so many people choose to invest overseas through professionally managed mutual funds. EuroPacific Growth Fund draws on the global research experience of its investment adviser, Capital Research and Management Company, to find attractive companies based chiefly in Europe and the Pacific Basin.

6	EuroPacific Growth Fund

Summary investment portfolio March 31, 2017

Industry sector diversification	Percent of net assets

Country diversification by domicile	Percent of net assets
Euro zone*	20.24%
Japan	13.68
United Kingdom	12.06
India	8.13
China	6.27
Hong Kong	5.04
South Korea	4.83
Canada	4.56
Switzerland	3.12
Other countries	12.98
Short-term securities & other assets less liabilities	9.09

*	Countries using the euro as a common currency; those represented in the fund’s portfolio are Belgium, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands, Portugal and Spain.

Common stocks 90.58%	Shares	Value (000)
Information technology 16.12%
Samsung Electronics Co., Ltd.	1,740,632	$3,206,387
Samsung Electronics Co., Ltd., nonvoting preferred	48,800	69,951
Taiwan Semiconductor Manufacturing Co., Ltd.	422,750,649	2,633,266
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	8,247,523	270,849
Alibaba Group Holding Ltd. (ADR)[1]	24,485,245	2,640,244
Tencent Holdings Ltd.	81,467,587	2,335,582
ASML Holding NV	12,981,811	1,722,815
Nintendo Co., Ltd.[2]	7,332,426	1,701,547
Murata Manufacturing Co., Ltd.	10,668,526	1,517,436
Baidu, Inc., Class A (ADR)[1]	4,120,530	710,874
Keyence Corp.	1,619,700	648,578
Infineon Technologies AG2	30,557,842	624,110
Other securities		3,243,331
		21,324,970

Financials 15.04%
HDFC Bank Ltd.[3]	100,311,759	2,264,972
HDFC Bank Ltd. (ADR)	8,898,800	669,368
AIA Group Ltd.	410,392,600	2,587,562
Barclays PLC	666,675,486	1,880,210
Prudential PLC	72,572,667	1,533,017
Kotak Mahindra Bank Ltd.	91,595,214	1,230,297
Housing Development Finance Corp. Ltd.	53,109,265	1,228,543
UniCredit SpA[2]	67,142,345	1,035,017
Société Générale	18,380,372	932,369
Fairfax Financial Holdings Ltd., subordinate voting (CAD denominated)	710,094	323,156
Fairfax Financial Holdings Ltd., subordinate voting	647,870	295,628
Other securities		5,915,194
		19,895,333

Consumer discretionary 11.92%
Sony Corp.	56,066,700	1,896,588
Altice NV, Class A1,2	52,918,115	1,197,087
Altice NV, Class B1,2	16,341,536	369,583
Naspers Ltd., Class N	6,373,200	1,099,708
adidas AG	4,341,373	825,774
Paddy Power Betfair PLC[2]	6,722,676	720,761
LVMH Moët Hennessy-Louis Vuitton SE	3,184,700	699,363
Industria de Diseño Textil, SA	19,736,000	695,636
Hyundai Motor Co.	4,660,447	656,372
Other securities		7,605,151
		15,766,023

EuroPacific Growth Fund	7

Common stocks (continued)	Shares	Value (000)
Industrials 8.70%
Airbus SE, non-registered shares	26,518,700	$2,017,936
International Consolidated Airlines Group, SA (CDI)[2]	153,050,123	1,014,392
Komatsu Ltd.	37,824,600	985,791
Ryanair Holdings PLC (ADR)[1]	10,729,994	890,375
Recruit Holdings Co., Ltd.	17,195,100	877,285
Other securities		5,716,391
		11,502,170

Consumer staples 8.22%
British American Tobacco PLC	53,330,950	3,541,371
Associated British Foods PLC[2]	42,312,249	1,381,519
Nestlé SA	13,769,799	1,056,466
Pernod Ricard SA	7,989,513	945,224
Kao Corp.	12,643,800	693,234
AMOREPACIFIC Corp.[2]	2,658,892	666,922
Alimentation Couche-Tard Inc., Class B	14,041,800	634,381
Other securities		1,952,286
		10,871,403

Materials 6.46%
HeidelbergCement AG2	12,222,194	1,144,271
Glencore PLC	278,801,000	1,093,864
Nitto Denko Corp.[2]	10,347,699	799,523
Barrick Gold Corp.	35,000,000	664,650
Barrick Gold Corp. (CAD denominated)	517,174	9,824
Vale SA, Class A, preferred nominative (ADR)	49,653,579	445,889
Vale SA, Class A, preferred nominative	23,710,700	213,658
Other securities		4,178,901
		8,550,580

Health care 6.40%
Bayer AG	10,075,500	1,161,380
Novartis AG	13,954,432	1,035,803
UCB SA2	12,642,824	980,666
Sysmex Corp.[2]	14,836,538	899,548
Novo Nordisk A/S, Class B	19,740,495	677,964
Teva Pharmaceutical Industries Ltd. (ADR)	20,151,000	646,646
Other securities		3,062,868
		8,464,875

Energy 5.41%
Reliance Industries Ltd.[1]	96,839,631	1,969,900
Enbridge Inc. (CAD denominated)	19,069,362	798,853
Schlumberger Ltd.	8,184,700	639,225
Royal Dutch Shell PLC, Class A	21,101,878	554,152
Royal Dutch Shell PLC, Class A (ADR)	1,037,313	54,697
Royal Dutch Shell PLC, Class A (EUR denominated)	766,933	20,139
Other securities		3,124,331
		7,161,297

Telecommunication services 3.40%
SoftBank Group Corp.	30,791,406	2,174,455
Nippon Telegraph and Telephone Corp.	18,791,000	802,073
Other securities		1,517,359
		4,493,887

Utilities 2.71%
DONG Energy AS2	27,014,285	1,041,663
Other securities		2,543,724
		3,585,387

Real estate 1.36%
Cheung Kong Property Holdings Ltd.	107,730,868	725,691
Other securities		1,075,747
		1,801,438

8	EuroPacific Growth Fund

		Value
	Shares	(000)
Miscellaneous 4.84%
Other common stocks in initial period of acquisition		$6,395,745

Total common stocks (cost: $87,195,525,000)		119,813,108

Rights & warrants 0.01%
Financials 0.01%
Other securities		15,652

Total rights & warrants (cost: $0)		15,652

	Principal amount
Convertible bonds 0.04%	(000)
Miscellaneous 0.04%
Other convertible bonds in initial period of acquisition		51,278

Total convertible bonds (cost: $46,444,000)		51,278

Bonds, notes & other debt instruments 0.28%
Other 0.28%
U.S. Treasury 0.875% 2017[4]	$363,950	363,989

Total bonds, notes & other debt instruments (cost: $364,070,000)		363,989

Short-term securities 8.79%
Federal Home Loan Bank 0.50%–0.79% due 4/3/2017–8/25/2017	4,040,800	4,036,565
U.S. Treasury Bills 0.51%–0.82% due 4/27/2017–9/7/2017	2,065,700	2,062,121
Other securities		5,534,652

Total short-term securities (cost: $11,634,535,000)		11,633,338
Total investment securities 99.70% (cost: $99,240,574,000)		131,877,365
Other assets less liabilities 0.30%		403,182

Net assets 100.00%		$132,280,547

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

EuroPacific Growth Fund	9

Forward currency contracts

				Unrealized
Contract amount				(depreciation)
				appreciation
Purchases	Sales			at 3/31/2017
(000)	(000)	Counterparty	Settlement date	(000)
USD214,984	GBP171,695	Bank of America, N.A.	4/7/2017	$(166)
USD175,057	JPY19,654,000	JPMorgan Chase	4/12/2017	(1,559)
USD32,131	JPY3,669,900	Bank of America, N.A.	4/13/2017	(849)
USD199,802	GBP160,279	UBS AG	4/20/2017	(1,105)
USD136,882	JPY15,599,497	JPMorgan Chase	4/20/2017	(3,347)
USD273,646	JPY31,198,993	Citibank	4/20/2017	(6,813)
USD66,816	EUR63,093	HSBC Bank	4/21/2017	(555)
USD119,337	EUR112,974	Barclays Bank PLC	4/21/2017	(1,297)
USD95,803	GBP78,550	JPMorgan Chase	4/21/2017	(2,661)
USD418,227	GBP342,879	Citibank	4/21/2017	(11,577)
USD174,815	GBP142,700	Barclays Bank PLC	4/26/2017	(4,083)
USD43,353	EUR41,021	HSBC Bank	4/27/2017	(462)
USD513,998	JPY58,183,000	Barclays Bank PLC	4/27/2017	(9,189)
USD18,145	EUR16,858	JPMorgan Chase	4/28/2017	138
USD5,821	JPY664,700	JPMorgan Chase	5/8/2017	(158)
USD445,283	JPY50,000,000	Bank of America, N.A.	5/8/2017	(4,504)
USD26,242	GBP21,000	Bank of America, N.A.	5/10/2017	(94)
USD42,794	JPY4,900,000	JPMorgan Chase	5/11/2017	(1,290)
USD436,897	JPY50,000,000	Barclays Bank PLC	5/19/2017	(13,063)
USD453,384	JPY50,945,000	HSBC Bank	5/22/2017	(5,127)
				$(67,761)

Investments in affiliates

A company is an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings in that company represent 5% or more of the outstanding voting shares. The value of the fund’s affiliated-company holdings is either shown in the summary investment portfolio or included in the value of “Other securities” under the respective industry sectors. Further details on such holdings and related transactions during the year ended March 31, 2017, appear below.

						Net unrealized		Value of
					Net realized	appreciation	Dividend	affiliates at
	Beginning			Ending	gain (loss)	(depreciation)	income	3/31/2017
	shares	Additions	Reductions	shares	(000)	(000)	(000)	(000)
Nintendo Co., Ltd.	11,325,300	64,000	4,056,874	7,332,426	$168,783	$807,518	$25,074	$1,701,547
Altice NV, Class A1,3	42,421,231	19,704,196	9,207,312	52,918,115	—	287,141	—	1,197,087
Altice NV, Class B1	16,341,536	—	—	16,341,536	—	75,130	—	369,583
Associated British Foods PLC	40,015,838	9,197,850	6,901,439	42,312,249	(110,494)	(561,348)	21,389	1,381,519
HeidelbergCement AG	6,278,510	5,943,684	—	12,222,194	—	98,191	10,209	1,144,271
DONG Energy AS	—	27,014,285	—	27,014,285	—	46,592	21,978	1,041,663
International Consolidated Airlines Group, SA (CDI)	156,533,816	9,550,000	13,033,693	153,050,123	(35,463)	(173,754)	35,756	1,014,392
UCB SA	12,642,824	—	—	12,642,824	—	13,334	15,795	980,666
Sysmex Corp.	11,336,974	4,331,564	832,000	14,836,538	(241)	(30,293)	8,914	899,548
Nitto Denko Corp.[5]	7,100,499	3,247,200	—	10,347,699	—	204,511	14,691	799,523
Paddy Power Betfair PLC	4,436,476	2,286,200	—	6,722,676	—	(141,756)	2,464	720,761
Toshiba Corp.[1]	174,569,000	104,410,000	—	278,979,000	—	(103,453)	—	604,918
Chr. Hansen Holding A/S	8,743,000	—	—	8,743,000	—	(25,748)	6,543	561,169
ASOS PLC[1]	3,534,605	3,139,694	—	6,674,299	—	147,688	—	505,497
Indiabulls Housing Finance Ltd.	26,207,577	—	—	26,207,577	—	145,491	10,566	402,689
Kroton Educacional SA, ordinary nominative	84,909,100	5,514,900	—	90,424,000	—	92,558	10,239	383,578
First Quantum Minerals Ltd.[6]	38,070,001	3,257,200	5,860,000	35,467,201	(13,796)	226,157	440	376,848
Tourmaline Oil Corp.[1]	14,417,000	3,081,600	1,903,200	16,547,000	—	7,679	—	368,928
Tourmaline Oil Corp.[1,3,7]	—	2,130,000	2,130,000	—	—	—	—	—
William Hill PLC[5]	40,476,007	11,509,000	—	51,985,007	—	(43,182)	7,220	189,404

10	EuroPacific Growth Fund

						Net unrealized		Value of
					Net realized	appreciation	Dividend	affiliates at
	Beginning			Ending	gain (loss)	(depreciation)	income	3/31/2017
	shares	Additions	Reductions	shares	(000)	(000)	(000)	(000)
Global Brands Group Holding Ltd.[1]	543,368,100	—	55,532,742	487,835,358	$(12,888)	$5,966	$—	$52,101
AMOREPACIFIC Corp.[6]	1,378,000	1,957,339	676,447	2,658,892	(73,835)	(154,047)	4,265	—
Babcock International Group PLC[6]	32,759,478	—	8,035,811	24,723,667	(80,533)	(944)	11,381	—
Barratt Developments PLC[6]	53,444,467	5,473,533	8,820,000	50,098,000	(18,509)	(52,506)	21,069	—
B&M European Value Retail SA6	63,424,531	—	16,028,057	47,396,474	(18,256)	12,690	13,681	—
Grasim Industries Ltd.[6]	1,727,954	34,382,586	16,915,089	19,195,451	10,805	87,631	759	—
Grasim Industries Ltd. (GDR)[3,6]	1,915,953	573,247	2,489,200	—	—	(15,598)	839	—
Infineon Technologies AG6	52,368,143	14,149,699	35,960,000	30,557,842	340,773	(32,537)	7,176	—
Naver Corp.[6]	1,670,228	—	1,274,506	395,722	224,052	(27,511)	540	—
Tech Mahindra Ltd.[6]	61,831,716	—	55,733,824	6,097,892	(151,740)	118,768	11,049	—
Tullow Oil PLC[6]	59,145,000	155,000	21,428,196	37,871,804	(106,598)	115,509	—	—
UniCredit SpA[6]	37,802,730	416,730,179	387,390,564	67,142,345	(17,520)	167,719	5,118	—
Yandex NV, Class A1,6	12,712,200	1,206,800	4,364,000	9,555,000	(12,775)	97,973	—	—
					$91,765	$1,395,569	$267,155	$14,695,692

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Security did not produce income during the last 12 months.
[2]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[3]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous” and “Other securities,” was $2,316,188,000, which represented 1.75% of the net assets of the fund.
[4]	A portion of this security was pledged as collateral. The total value of pledged collateral was $61,530,000, which represented .05% of the net assets of the fund.
[5]	This security was an unaffiliated issuer in its initial period of acquisition at 3/31/2016; it was not publicly disclosed.
[6]	Unaffiliated issuer at 3/31/2017.
[7]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $3,938,027,000, which represented 2.98% of the net assets of the fund.

Key to abbreviations and symbols

ADR = American Depositary Receipts

CAD = Canadian dollars

CDI = CREST Depository Interest

EUR = Euros

GBP = British pounds

JPY = Japanese yen

See Notes to Financial Statements

EuroPacific Growth Fund	11

Financial statements

Statement of assets and liabilities at March 31, 2017	(dollars in thousands)

Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $87,250,518)	$117,181,673
Affiliated issuers (cost: $11,990,056)	14,695,692	$131,877,365
Cash		259,156
Cash denominated in currencies other than U.S. dollars (cost: $24,592)		24,348
Unrealized appreciation on open forward currency contracts		138
Receivables for:
Sales of investments	334,863
Sales of fund’s shares	683,653
Dividends and interest	465,063
Other	6,682	1,490,261
		133,651,268
Liabilities:
Unrealized depreciation on open forward currency contracts		67,899
Payables for:
Purchases of investments	418,299
Repurchases of fund’s shares	730,389
Closed forward currency contracts	4,620
Investment advisory services	46,335
Services provided by related parties	20,163
Trustees’ deferred compensation	3,957
Non-U.S. taxes	77,189
Other	1,870	1,302,822
Net assets at March 31, 2017		$132,280,547

Net assets consist of:
Capital paid in on shares of beneficial interest		$97,884,169
Distributions in excess of net investment income		(588,546)
Undistributed net realized gain		2,460,886
Net unrealized appreciation		32,524,038
Net assets at March 31, 2017		$132,280,547

See Notes to Financial Statements

12	EuroPacific Growth Fund

(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —

unlimited shares authorized (2,693,384 total shares outstanding)

		Shares	Net asset value
	Net assets	outstanding	per share
Class A	$25,677,366	520,848	$49.30
Class B	3,854	78	49.79
Class C	1,240,479	25,739	48.19
Class F-1	4,179,016	85,153	49.08
Class F-2	22,949,024	466,685	49.17
Class F-3	1,162,084	23,561	49.32
Class 529-A	1,171,730	24,028	48.77
Class 529-B	378	8	48.93
Class 529-C	343,216	7,190	47.73
Class 529-E	59,732	1,236	48.35
Class 529-F-1	101,773	2,088	48.74
Class R-1	246,935	5,200	47.49
Class R-2	767,034	16,021	47.88
Class R-2E	188,786	3,885	48.59
Class R-3	4,505,063	93,237	48.32
Class R-4	9,854,189	203,804	48.35
Class R-5E	8,982	183	49.02
Class R-5	8,721,092	177,198	49.22
Class R-6	51,099,814	1,037,242	49.27

See Notes to Financial Statements

EuroPacific Growth Fund	13

Statement of operations for the year ended March 31, 2017

(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $188,097; also includes $267,155 from affiliates)	$2,158,955
Interest (net of non-U.S. taxes of $35)	72,992	$2,231,947
Fees and expenses*:
Investment advisory services	520,148
Distribution services	149,364
Transfer agent services	96,712
Administrative services	51,713
Reports to shareholders	3,824
Registration statement and prospectus	3,579
Trustees’ compensation	1,056
Auditing and legal	1,400
Custodian	21,248
Other	1,540	850,584
Net investment income		1,381,363

Net realized gain and unrealized appreciation:
Net realized gain (loss) on:
Investments (net of non-U.S. taxes of $2,437):
Unaffiliated issuers	3,322,138
Affiliated issuers	91,765
Forward currency contracts	654,197
Currency transactions	(24,213)	4,043,887
Net unrealized appreciation (depreciation) on:
Investments (net of non-U.S. taxes of $51,429):
Unffiliated issuers	8,453,635
Affiliated issuers	1,395,569
Forward currency contracts	(11,559)
Currency translations	2,474	9,840,119
Net realized gain and unrealized appreciation		13,884,006

Net increase in net assets resulting from operations		$15,265,369

*Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

See Notes to Financial Statements

14	EuroPacific Growth Fund

Statements of changes in net assets

(dollars in thousands)

	Year ended March 31
	2017	2016
Operations:
Net investment income	$1,381,363	$1,323,446
Net realized gain	4,043,887	1,989,208
Net unrealized appreciation (depreciation)	9,840,119	(14,415,636)
Net increase (decrease) in net assets resulting from operations	15,265,369	(11,102,982)

Dividends and distributions paid to shareholders:
Dividends from net investment income	(1,711,516)	(2,285,811)
Distributions from net realized gain on investments	—	(1,564,325)
Total dividends and distributions paid to shareholders	(1,711,516)	(3,850,136)

Net capital share transactions	(2,837,635)	8,007,359

Total increase (decrease) in net assets	10,716,218	(6,945,759)

Net assets:
Beginning of year	121,564,329	128,510,088
End of year (including distributions in excess of net investment income:
$(588,546) and $(830,295), respectively)	$132,280,547	$121,564,329

See Notes to Financial Statements

EuroPacific Growth Fund	15

Notes to financial statements

1. Organization

EuroPacific Growth Fund (the “fund“) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks to provide long-term growth of capital. Shareholders approved a proposal to reorganize the fund from a Massachusetts business trust to a Delaware statutory trust. The reorganization may be completed in the next 12 months; however, the fund reserves the right to delay the implementation.

The fund has 19 share classes consisting of six retail share classes (Classes A, B and C, as well as three F share classes, F-1, F-2 and F-3), five 529 college savings plan share classes (Classes 529-A, 529-B, 529-C, 529-E and 529-F-1) and eight retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B*	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F-1, F-2, F-3 and 529-F-1	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6	None	None	None

*Class B and 529-B shares of the fund are not available for purchase.

On January 27, 2017, the fund made an additional retail share class (Class F-3) available for sale pursuant to an amendment to its registration statement filed with the U.S. Securities and Exchange Commission. Refer to the fund’s prospectus for more details.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP“). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Cash — Cash includes amounts held in an interest bearing deposit facility.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

16	EuroPacific Growth Fund

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

Dividends and distributions to shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more pricing vendors.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or

EuroPacific Growth Fund	17

business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees with supplemental information to support the changes. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the fund’s valuation levels as of March 31, 2017 (dollars in thousands):

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Information technology	$21,324,970	$—	$—	$21,324,970
Financials	17,630,361	2,264,972	—	19,895,333
Consumer discretionary	15,766,023	—	—	15,766,023
Industrials	11,502,170	—	—	11,502,170
Consumer staples	10,871,403	—	—	10,871,403
Materials	8,550,580	—	—	8,550,580
Health care	8,464,875	—	—	8,464,875
Energy	7,161,297	—	—	7,161,297
Telecommunication services	4,493,887	—	—	4,493,887
Utilities	3,585,387	—	—	3,585,387
Real estate	1,800,575	—	863	1,801,438
Miscellaneous	6,345,392	50,353	—	6,395,745
Rights & warrants	15,652	—	—	15,652
Convertible bonds	—	51,278	—	51,278
Bonds, notes & other debt instruments	—	363,989	—	363,989
Short-term securities	—	11,633,338	—	11,633,338
Total	$117,512,572	$14,363,930	$863	$131,877,365

18	EuroPacific Growth Fund

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on open forward currency contracts	$—	$138	$—	$138
Liabilities:
Unrealized depreciation on open forward currency contracts	—	(67,899)	—	(67,899)
Total	$—	$(67,761)	$—	$(67,761)

*	Forward currency contracts are not included in the investment portfolio.

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline — sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, there may be increased settlement risks for transactions in local securities.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

EuroPacific Growth Fund	19

5. Certain investment techniques

Forward currency contracts — The fund has entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund’s investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the fund’s investment adviser values forward currency contracts and records unrealized appreciation or depreciation for open forward currency contracts in the fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward currency contract is closed or offset by another contract with the same broker for the same settlement date and currency.

Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in the fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in the fund’s statement of operations. The average month-end notional amount of open forward currency contracts while held was $5,703,881,000.

The following tables present the financial statement impacts resulting from the fund’s use of forward currency contracts as of, or for the year ended, March 31, 2017 (dollars in thousands):

		Assets		Liabilities
Contract	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	$138	Unrealized depreciation on open forward currency contracts	$67,899
Forward currency	Currency	Receivables for closed forward currency contracts	—	Payables for closed forward currency contracts	4,620
			$138		$72,519

		Net realized gain		Net unrealized depreciation
Contract	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Forward currency	Currency	Net realized gain on forward currency contracts	$654,197	Net unrealized depreciation on forward currency contracts	$(11,559)

Collateral — The fund participates in a collateral program due to its use of forward currency contracts. The program calls for the fund to either receive or pledge highly liquid assets, such as cash or U.S. Treasury bills, as collateral based on the net gain or loss on unsettled forward currency contracts by counterparty. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligations.

Rights of offset — The fund has entered into enforceable master netting agreements with certain counterparties for forward currency contracts, where on any date amounts payable by each party to the other (in the same currency with respect to the same transaction) may be closed or offset by each party’s payment obligation. If an early termination date occurs under these agreements following an event of default or termination event, all obligations of each party to its counterparty are settled net through a single payment in a single currency (“close-out netting“). For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to these master netting arrangements in the statement of assets and liabilities.

20	EuroPacific Growth Fund

The following table presents the fund’s forward currency contracts by counterparty that are subject to master netting agreements but that are not offset in the fund’s statement of assets and liabilities. The net amount column shows the impact of offsetting on the fund’s statement of assets and liabilities as of March 31, 2017 (dollars in thousands) if close-out netting was exercised:

		Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty	Gross amounts recognized in the statement of assets and liabilities	Available to offset	Non-cash collateral*	Cash collateral	Net amount
Assets:
JPMorgan Chase	$138	$(138)	$—	$—	$—
Liabilities:
Bank of America, N.A.	$5,613	$—	$(3,436)	$—	$2,177
Barclays Bank PLC	27,631	—	(24,444)	—	3,187
Citibank	18,390	—	(16,137)	—	2,253
HSBC Bank	6,144	—	(5,193)	—	951
JPMorgan Chase	13,636	(138)	(12,127)	—	1,371
UBS AG	1,105	—	—	—	1,105
Total	$72,519	$(138)	$(61,337)	$—	$11,044

*	Non-cash collateral is shown on a settlement basis.

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended March 31, 2017, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2013, by state tax authorities for tax years before 2012 and by tax authorities outside the U.S. for tax years before 2009.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. As a result of rulings from European courts, the fund filed for additional reclaims related to prior years. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. Gains realized by the fund on the sale of securities in certain countries are subject to non-U.S. taxes. The fund records an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in securities outside the U.S.; cost of investments sold; non-U.S. taxes on capital gains; and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

During the year ended March 31, 2017, the fund reclassified $153,095,000 from distributions in excess of net investment income to capital paid in on shares of beneficial interest and $724,997,000 from undistributed net realized gain to distributions in excess of net investment income to align financial reporting with tax reporting.

EuroPacific Growth Fund	21

As of March 31, 2017, the tax basis unrealized appreciation (depreciation) and cost of investment securities were as follows (dollars in thousands):

Undistributed ordinary income	$392,208
Undistributed long-term capital gains	2,613,795
Gross unrealized appreciation on investment securities	34,864,947
Gross unrealized depreciation on investment securities	(3,425,623)
Net unrealized appreciation on investment securities	31,439,324
Cost of investment securities	100,438,041

The tax character of distributions paid to shareholders was as follows (dollars in thousands):

	Year ended March 31, 2017			Year ended March 31, 2016
Share class	Ordinary income	Long-term capital gains	Total dividends paid	Ordinary income		Long-term capital gains		Total dividends and distributions paid
Class A	$300,737	$—	$300,737	$476,583		$353,688		$830,271
Class B	—	—	—	311		965		1,276
Class C	4,442	—	4,442	14,682		20,999		35,681
Class F-1	46,706	—	46,706	97,026		74,104		171,130
Class F-2	317,393	—	317,393	349,600		223,280		572,880
Class F-3[1]	—	—	—
Class 529-A	13,138	—	13,138	18,872		14,436		33,308
Class 529-B	—	—	—	30		137		167
Class 529-C	1,422	—	1,422	3,097		4,543		7,640
Class 529-E	547	—	547	844		758		1,602
Class 529-F-1	1,325	—	1,325	1,742		1,172		2,914
Class R-1	1,303	—	1,303	2,483		3,400		5,883
Class R-2	3,686	—	3,686	8,321		11,211		19,532
Class R-2E	1,976	—	1,976	39		25		64
Class R-3	41,451	—	41,451	77,953		71,594		149,547
Class R-4	120,004	—	120,004	202,890		151,238		354,128
Class R-5E2	70	—	70	—	[3]	—	[3]	—	[3]
Class R-5	129,449	—	129,449	199,549		125,010		324,559
Class R-6	727,867	—	727,867	831,789		507,765		1,339,554

Total	$1,711,516	$—	$1,711,516	$2,285,811		$1,564,325		$3,850,136

[1]	Class F-3 shares were offered beginning January 27, 2017.
[2]	Class R-5E shares were offered beginning November 20, 2015.
[3]	Amount less than one thousand.

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.690% on the first $500 million of daily net assets and decreasing to 0.394% on such assets in excess of $144 billion. For the year ended March 31, 2017, the investment advisory services fee was $520,148,000, which was equivalent to an annualized rate of 0.419% of average daily net assets.

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, F-3, R-5E, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.25% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may

22	EuroPacific Growth Fund

be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.25% is not exceeded. As of March 31, 2017, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Share class	Currently approved limits	Plan limits
Class A	0.25%	0.25%
Class 529-A	0.25	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to Class A, C, F, 529 and R shares. These services include, but are not limited to, coordinating, monitoring, assisting and overseeing third parties that provide services to fund shareholders. Under the agreement, Class A shares pay an annual fee of 0.01% and Class C, F, 529 and R shares pay an annual fee of 0.05% of their respective average daily net assets.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529“) for its oversight and administration of the 529 college savings plan. From April 1, 2016 to June 30, 2016, the quarterly fee was based on a series of decreasing annual rates beginning with 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds and decreasing to 0.05% on such assets in excess of $70 billion. Effective July 1, 2016, the quarterly fee was amended to annual rates of 0.10% on the first $20 billion of the net assets invested in the Class 529 shares of the American Funds, 0.05% on such assets between $20 billion and $100 billion, and 0.03% on such assets over $100 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses in the fund’s statement of operations. Virginia529 is not considered a related party to the fund.

EuroPacific Growth Fund	23

For the year ended ended March 31, 2017, class-specific expenses under the agreements were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services	Administrative services	529 plan services
Class A	$61,826	$40,521	$2,583	Not applicable
Class B	255	49	Not applicable	Not applicable
Class C	13,344	1,937	670	Not applicable
Class F-1	10,304	5,266	2,083	Not applicable
Class F-2	Not applicable	22,164	10,448	Not applicable
Class F-3*	Not applicable	6	31	Not applicable
Class 529-A	2,404	1,292	557	$827
Class 529-B	38	7	2	3
Class 529-C	3,296	417	167	248
Class 529-E	283	40	29	42
Class 529-F-1	—	108	47	69
Class R-1	2,427	277	121	Not applicable
Class R-2	5,729	2,800	387	Not applicable
Class R-2E	933	291	78	Not applicable
Class R-3	23,359	6,970	2,344	Not applicable
Class R-4	25,166	10,223	5,033	Not applicable
Class R-5E	Not applicable	3	1	Not applicable
Class R-5	Not applicable	4,149	4,362	Not applicable
Class R-6	Not applicable	192	22,770	Not applicable
Total class-specific expenses	$149,364	$96,712	$51,713	$1,189

*Class F-3 shares were offered beginning January 27, 2017.

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $1,056,000 in the fund’s statement of operations reflects $467,000 in current fees (either paid in cash or deferred) and a net increase of $589,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

Security transactions with related funds — The fund may purchase from, or sell securities to, other funds managed by CRMC (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. When such transactions occur, each transaction is executed at the current market price of the security and no brokerage commissions or fees are paid in accordance with Rule 17a-7 of the 1940 Act.

Interfund lending — Pursuant to an exemptive order issued by the SEC, the fund, along with other CRMC-managed funds (or funds managed by certain affiliates of CRMC), may participate in an interfund lending program. The program provides an alternate credit facility that permits the funds to lend or borrow cash for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. The fund did not lend or borrow cash through the interfund lending program at any time during the year ended March 31, 2017.

24	EuroPacific Growth Fund

8. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales[1]			Reinvestments of dividends and distributions		Repurchases[1]		Net (decrease) increase
Share class	Amount	Shares		Amount	Shares	Amount	Shares	Amount	Shares

Year ended March 31, 2017

Class A	$1,849,987	40,081		$293,229	6,513	$(5,789,900)	(125,416)	$(3,646,684)	(78,822)
Class B	226	5		—	—	(53,639)	(1,164)	(53,413)	(1,159)
Class C	125,247	2,778		4,348	98	(504,610)	(11,223)	(375,015)	(8,347)
Class F-1	838,435	18,237		45,045	1,005	(1,433,894)	(31,225)	(550,414)	(11,983)
Class F-2	7,158,147	154,265		292,300	6,513	(6,192,781)	(132,780)	1,257,666	27,998
Class F-3[2]	1,146,977	23,623		—	—	(3,073)	(62)	1,143,904	23,561
Class 529-A	102,696	2,249		13,136	295	(167,766)	(3,681)	(51,934)	(1,137)
Class 529-B	84	2		—	—	(7,735)	(170)	(7,651)	(168)
Class 529-C	30,837	693		1,422	33	(59,566)	(1,336)	(27,307)	(610)
Class 529-E	5,550	123		547	12	(9,123)	(202)	(3,026)	(67)
Class 529-F-1	18,435	402		1,324	30	(18,027)	(396)	1,732	36
Class R-1	38,474	865		1,303	30	(67,425)	(1,514)	(27,648)	(619)
Class R-2	161,681	3,600		3,677	84	(280,184)	(6,255)	(114,826)	(2,571)
Class R-2E	180,964	4,101		1,976	44	(20,947)	(455)	161,993	3,690
Class R-3	816,899	18,069		41,415	938	(1,879,284)	(41,630)	(1,020,970)	(22,623)
Class R-4	1,799,825	39,879		119,988	2,717	(4,449,180)	(99,122)	(2,529,367)	(56,526)
Class R-5E	8,904	189		70	2	(341)	(8)	8,633	183
Class R-5	1,719,794	37,373		129,324	2,880	(3,340,903)	(73,021)	(1,491,785)	(32,768)
Class R-6	12,538,147	272,818		724,851	16,126	(8,774,521)	(190,045)	4,488,477	98,899
Total net increase (decrease)	$28,541,309	619,352		$1,673,955	37,320	$(33,052,899)	(719,705)	$(2,837,635)	(63,033)

Year ended March 31, 2016

Class A	$3,109,012	64,919		$812,252	17,742	$(4,689,457)	(99,546)	$(768,193)	(16,885)
Class B	1,776	36		1,266	28	(78,273)	(1,644)	(75,231)	(1,580)
Class C	280,589	5,938		34,945	780	(437,478)	(9,611)	(121,944)	(2,893)
Class F-1	1,612,998	34,041		167,438	3,675	(3,464,918)	(76,949)	(1,684,482)	(39,233)
Class F-2	7,993,824	174,774		524,052	11,479	(3,413,868)	(74,181)	5,104,008	112,072
Class 529-A	131,219	2,792		33,303	735	(128,660)	(2,758)	35,862	769
Class 529-B	245	5		167	4	(9,997)	(215)	(9,585)	(206)
Class 529-C	40,841	887		7,637	172	(45,416)	(997)	3,062	62
Class 529-E	6,801	146		1,602	36	(6,754)	(147)	1,649	35
Class 529-F-1	18,283	390		2,912	64	(16,351)	(355)	4,844	99
Class R-1	45,219	986		5,881	133	(55,721)	(1,226)	(4,621)	(107)
Class R-2	194,550	4,231		19,507	438	(281,822)	(6,180)	(67,765)	(1,511)
Class R-2E	8,712	203		64	1	(564)	(13)	8,212	191
Class R-3	1,138,522	24,407		149,414	3,328	(2,047,190)	(44,348)	(759,254)	(16,613)
Class R-4	2,526,075	54,556		354,078	7,884	(3,602,662)	(77,428)	(722,509)	(14,988)
Class R-5E3	10	—	[4]	—	—	—	—	10	— [4]
Class R-5	2,140,246	45,144		323,974	7,094	(3,370,197)	(71,320)	(905,977)	(19,082)
Class R-6	12,673,472	268,774		1,332,172	29,138	(6,036,371)	(127,985)	7,969,273	169,927
Total net increase (decrease)	$31,922,394	682,229		$3,770,664	82,731	$(27,685,699)	(594,903)	$8,007,359	170,057

[1]	Includes exchanges between share classes of the fund.
[2]	Class F-3 shares were offered beginning January 27, 2017.
[3]	Class R-5E shares were offered beginning November 20, 2015.
[4]	Amount less than one thousand.

9. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $41,556,185,000 and $41,133,086,000, respectively, during the year ended March 31, 2017.

EuroPacific Growth Fund	25

Financial highlights

		Income (loss) from investment operations[1]			Dividends and distributions
	Net asset value, beginning of period	Net investment income[2]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[3]	Net assets, end of period (in millions)	Ratio of expenses to average net assets		Ratio of net income to average net assets[2]
Class A:
Year ended 3/31/2017	$44.28	$.44	$5.14	$5.58	$(.56)	$—	$(.56)	$49.30	12.72%	$25,678	.85%		.95%
Year ended 3/31/2016	49.91	.44	(4.68)	(4.24)	(.80)	(.59)	(1.39)	44.28	(8.60)	26,556	.83		.92
Year ended 3/31/2015	49.37	.43	.76	1.19	(.65)	—	(.65)	49.91	2.48	30,770	.83		.88
Year ended 3/31/2014	42.38	.69	6.75	7.44	(.45)	—	(.45)	49.37	17.57	32,295	.84		1.50
Year ended 3/31/2013	39.47	.58	3.02	3.60	(.69)	—	(.69)	42.38	9.19	29,939	.86		1.48
Class B:
Year ended 3/31/2017	44.52	.14	5.13	5.27	—	—	—	49.79	11.86	4	1.61		.30
Year ended 3/31/2016	49.89	.08	(4.67)	(4.59)	(.19)	(.59)	(.78)	44.52	(9.28)	55	1.57		.17
Year ended 3/31/2015	49.17	.09	.75	.84	(.12)	—	(.12)	49.89	1.73	141	1.56		.19
Year ended 3/31/2014	42.16	.33	6.71	7.04	(.03)	—	(.03)	49.17	16.70	253	1.58		.73
Year ended 3/31/2013	39.20	.32	2.96	3.28	(.32)	—	(.32)	42.16	8.39	330	1.59		.81
Class C:
Year ended 3/31/2017	43.25	.08	5.02	5.10	(.16)	—	(.16)	48.19	11.82	1,240	1.63		.17
Year ended 3/31/2016	48.75	.06	(4.56)	(4.50)	(.41)	(.59)	(1.00)	43.25	(9.30)	1,474	1.62		.13
Year ended 3/31/2015	48.22	.05	.73	.78	(.25)	—	(.25)	48.75	1.65	1,803	1.61		.11
Year ended 3/31/2014	41.41	.32	6.59	6.91	(.10)	—	(.10)	48.22	16.69	1,990	1.62		.72
Year ended 3/31/2013	38.57	.28	2.92	3.20	(.36)	—	(.36)	41.41	8.34	1,896	1.63		.73
Class F-1:
Year ended 3/31/2017	44.08	.43	5.11	5.54	(.54)	—	(.54)	49.08	12.69	4,179	.87		.93
Year ended 3/31/2016	49.67	.41	(4.64)	(4.23)	(.77)	(.59)	(1.36)	44.08	(8.60)	4,281	.86		.86
Year ended 3/31/2015	49.10	.45	.71	1.16	(.59)	—	(.59)	49.67	2.43	6,773	.86		.93
Year ended 3/31/2014	42.15	.67	6.72	7.39	(.44)	—	(.44)	49.10	17.55	9,425	.87		1.47
Year ended 3/31/2013	39.27	.57	3.01	3.58	(.70)	—	(.70)	42.15	9.19	8,288	.85		1.45
Class F-2:
Year ended 3/31/2017	44.19	.55	5.12	5.67	(.69)	—	(.69)	49.17	12.99	22,949	.60		1.19
Year ended 3/31/2016	49.82	.56	(4.68)	(4.12)	(.92)	(.59)	(1.51)	44.19	(8.36)	19,386	.60		1.18
Year ended 3/31/2015	49.32	.53	.76	1.29	(.79)	—	(.79)	49.82	2.69	16,273	.59		1.06
Year ended 3/31/2014	42.33	.82	6.74	7.56	(.57)	—	(.57)	49.32	17.90	10,714	.59		1.78
Year ended 3/31/2013	39.44	.66	3.05	3.71	(.82)	—	(.82)	42.33	9.47	7,828	.59		1.67
Class F-3:
Period from 1/27/2017 to 3/31/2017[4,5]	47.46	.24	1.62	1.86	—	—	—	49.32	3.92 [6]	1,162	.09	[6]	.50	[6]
Class 529-A:
Year ended 3/31/2017	43.82	.41	5.09	5.50	(.55)	—	(.55)	48.77	12.65	1,172	.90		.90
Year ended 3/31/2016	49.41	.40	(4.63)	(4.23)	(.77)	(.59)	(1.36)	43.82	(8.64)	1,103	.90		.86
Year ended 3/31/2015	48.89	.40	.75	1.15	(.63)	—	(.63)	49.41	2.41	1,205	.89		.82
Year ended 3/31/2014	41.98	.66	6.69	7.35	(.44)	—	(.44)	48.89	17.52	1,187	.90		1.45
Year ended 3/31/2013	39.12	.55	2.99	3.54	(.68)	—	(.68)	41.98	9.12	999	.91		1.40

26	EuroPacific Growth Fund

		Income (loss) from investment operations[1]			Dividends and distributions
	Net asset value, beginning of period	Net investment income[2]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income to average net assets[2]
Class 529-B:
Year ended 3/31/2017	$43.78	$.08	$5.07	$5.15	$—	$—	$—	$48.93	11.76%	$—	[7]	1.71%		.18%
Year ended 3/31/2016	49.07	.02	(4.59)	(4.57)	(.13)	(.59)	(.72)	43.78	(9.36)	8		1.70		.04
Year ended 3/31/2015	48.39	.03	.73	.76	(.08)	—	(.08)	49.07	1.58	19		1.69		.06
Year ended 3/31/2014	41.51	.28	6.60	6.88	—	—	—	48.39	16.58	31		1.70		.62
Year ended 3/31/2013	38.61	.26	2.92	3.18	(.28)	—	(.28)	41.51	8.26	39		1.71		.68
Class 529-C:
Year ended 3/31/2017	42.90	.05	4.97	5.02	(.19)	—	(.19)	47.73	11.76	343		1.68		.12
Year ended 3/31/2016	48.38	.04	(4.53)	(4.49)	(.40)	(.59)	(.99)	42.90	(9.35)	335		1.68		.08
Year ended 3/31/2015	47.88	.02	.73	.75	(.25)	—	(.25)	48.38	1.62	374		1.67		.04
Year ended 3/31/2014	41.15	.29	6.54	6.83	(.10)	—	(.10)	47.88	16.57	378		1.68		.66
Year ended 3/31/2013	38.36	.24	2.93	3.17	(.38)	—	(.38)	41.15	8.29	329		1.70		.62
Class 529-E:
Year ended 3/31/2017	43.45	.30	5.04	5.34	(.44)	—	(.44)	48.35	12.39	60		1.13		.66
Year ended 3/31/2016	49.00	.29	(4.59)	(4.30)	(.66)	(.59)	(1.25)	43.45	(8.86)	57		1.14		.62
Year ended 3/31/2015	48.49	.27	.75	1.02	(.51)	—	(.51)	49.00	2.15	62		1.14		.57
Year ended 3/31/2014	41.65	.54	6.63	7.17	(.33)	—	(.33)	48.49	17.22	63		1.15		1.19
Year ended 3/31/2013	38.82	.44	2.97	3.41	(.58)	—	(.58)	41.65	8.86	53		1.17		1.14
Class 529-F-1:
Year ended 3/31/2017	43.81	.51	5.07	5.58	(.65)	—	(.65)	48.74	12.88	102		.68		1.11
Year ended 3/31/2016	49.40	.50	(4.62)	(4.12)	(.88)	(.59)	(1.47)	43.81	(8.44)	90		.69		1.07
Year ended 3/31/2015	48.89	.51	.74	1.25	(.74)	—	(.74)	49.40	2.62	96		.67		1.04
Year ended 3/31/2014	41.97	.75	6.70	7.45	(.53)	—	(.53)	48.89	17.75	90		.68		1.65
Year ended 3/31/2013	39.11	.63	3.00	3.63	(.77)	—	(.77)	41.97	9.37	74		.70		1.60
Class R-1:
Year ended 3/31/2017	42.69	.08	4.96	5.04	(.24)	—	(.24)	47.49	11.86	247		1.61		.19
Year ended 3/31/2016	48.14	.07	(4.50)	(4.43)	(.43)	(.59)	(1.02)	42.69	(9.28)	248		1.61		.15
Year ended 3/31/2015	47.64	.06	.72	.78	(.28)	—	(.28)	48.14	1.67	285		1.59		.12
Year ended 3/31/2014	40.90	.33	6.50	6.83	(.09)	—	(.09)	47.64	16.70	299		1.61		.75
Year ended 3/31/2013	38.12	.27	2.90	3.17	(.39)	—	(.39)	40.90	8.36	288		1.61		.72
Class R-2:
Year ended 3/31/2017	43.01	.09	5.00	5.09	(.22)	—	(.22)	47.88	11.88	767		1.60		.20
Year ended 3/31/2016	48.49	.08	(4.53)	(4.45)	(.44)	(.59)	(1.03)	43.01	(9.25)	800		1.58		.18
Year ended 3/31/2015	47.96	.07	.73	.80	(.27)	—	(.27)	48.49	1.70	975		1.57		.15
Year ended 3/31/2014	41.20	.34	6.54	6.88	(.12)	—	(.12)	47.96	16.71	1,079		1.57		.76
Year ended 3/31/2013	38.39	.28	2.92	3.20	(.39)	—	(.39)	41.20	8.41	1,041		1.60		.74
Class R-2E:
Year ended 3/31/2017	43.79	.18	5.14	5.32	(.52)	—	(.52)	48.59	12.25	189		1.28		.40
Year ended 3/31/2016	49.67	.52	(4.89)	(4.37)	(.92)	(.59)	(1.51)	43.79	(8.89)	8		1.18		1.25
Period from 8/29/2014 to 3/31/2015[4,8]	50.08	.10	.27	.37	(.78)	—	(.78)	49.67	.82 [6]	—	[7]	1.26	[9]	.28	[9]

See page 28 for footnotes.

EuroPacific Growth Fund	27

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
	Net asset value, beginning of period	Net investment income[2]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income to average net assets[2]
Class R-3:
Year ended 3/31/2017	$43.40	$.30	$5.04	$5.34	$(.42)	$—	$(.42)	$48.32	12.40%	$4,505		1.14%		.66%
Year ended 3/31/2016	48.93	.29	(4.59)	(4.30)	(.64)	(.59)	(1.23)	43.40	(8.87)	5,029		1.14		.62
Year ended 3/31/2015	48.40	.28	.74	1.02	(.49)	—	(.49)	48.93	2.16	6,482		1.13		.59
Year ended 3/31/2014	41.56	.54	6.62	7.16	(.32)	—	(.32)	48.40	17.24	7,219		1.14		1.20
Year ended 3/31/2013	38.73	.46	2.96	3.42	(.59)	—	(.59)	41.56	8.87	6,962		1.14		1.18
Class R-4:
Year ended 3/31/2017	43.45	.43	5.03	5.46	(.56)	—	(.56)	48.35	12.70	9,854		.85		.96
Year ended 3/31/2016	48.99	.43	(4.59)	(4.16)	(.79)	(.59)	(1.38)	43.45	(8.58)	11,310		.85		.92
Year ended 3/31/2015	48.48	.42	.74	1.16	(.65)	—	(.65)	48.99	2.45	13,488		.84		.88
Year ended 3/31/2014	41.63	.67	6.64	7.31	(.46)	—	(.46)	48.48	17.57	14,394		.84		1.50
Year ended 3/31/2013	38.79	.57	2.98	3.55	(.71)	—	(.71)	41.63	9.20	12,961		.85		1.47
Class R-5E:
Year ended 3/31/2017	44.14	.53	5.09	5.62	(.74)	—	(.74)	49.02	12.89	9		.62		1.14
Period from 11/20/2015 to 3/31/2016[4,10]	48.16	.20	(2.65)	(2.45)	(.98)	(.59)	(1.57)	44.14	(5.19)[6]	—	[7]	.25	[6]	.46	[6]
Class R-5:
Year ended 3/31/2017	44.22	.58	5.13	5.71	(.71)	—	(.71)	49.22	13.07	8,721		.54		1.27
Year ended 3/31/2016	49.85	.58	(4.68)	(4.10)	(.94)	(.59)	(1.53)	44.22	(8.32)	9,285		.54		1.21
Year ended 3/31/2015	49.32	.59	.74	1.33	(.80)	—	(.80)	49.85	2.77	11,418		.53		1.19
Year ended 3/31/2014	42.33	.82	6.76	7.58	(.59)	—	(.59)	49.32	17.93	12,197		.54		1.79
Year ended 3/31/2013	39.43	.70	3.02	3.72	(.82)	—	(.82)	42.33	9.54	13,746		.55		1.78
Class R-6:
Year ended 3/31/2017	44.27	.60	5.14	5.74	(.74)	—	(.74)	49.27	13.10	51,100		.50		1.30
Year ended 3/31/2016	49.90	.60	(4.67)	(4.07)	(.97)	(.59)	(1.56)	44.27	(8.26)	41,539		.50		1.27
Year ended 3/31/2015	49.38	.60	.74	1.34	(.82)	—	(.82)	49.90	2.80	38,346		.49		1.20
Year ended 3/31/2014	42.38	.85	6.76	7.61	(.61)	—	(.61)	49.38	17.97	32,575		.49		1.85
Year ended 3/31/2013	39.48	.70	3.04	3.74	(.84)	—	(.84)	42.38	9.58	22,744		.50		1.76

	Year ended March 31
	2017	2016	2015	2014	2013
Portfolio turnover rate for all share classes	36%	30%	28%	28%	27%

[1]	Based on average shares outstanding.
[2]	For the year ended March 31, 2014, this column reflects the impact of a corporate action event that resulted in a one-time increase to net investment income. If the corporate action event had not occurred, the Class A net investment income per share and ratio of net income to average net assets would have been lower by $.19 and .40 percentage points, respectively. The impact to the other share classes would have been similar.
[3]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[4]	Based on operations for the period shown and, accordingly, is not representative of a full year.
[5]	Class F-3 shares were offered beginning January 27, 2017.
[6]	Not annualized.
[7]	Amount less than $1 million.
[8]	Class R-2E shares were offered beginning August 29, 2014.
[9]	Annualized.
[10]	Class R-5E shares were offered beginning November 20, 2015.

See Notes to Financial Statements

28	EuroPacific Growth Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of EuroPacific Growth Fund:

We have audited the accompanying statement of assets and liabilities of EuroPacific Growth Fund (the “Fund”), including the summary investment portfolio, as of March 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2017, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of EuroPacific Growth Fund as of March 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Costa Mesa, California

May 11, 2017

EuroPacific Growth Fund	29

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (October 1, 2016, through March 31, 2017).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2, F-3 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

30	EuroPacific Growth Fund

	Beginning	Ending
	account value	account value	Expenses paid	Annualized
	10/1/2016	3/31/2017	during period*	expense ratio
Class A - actual return	$1,000.00	$1,046.64	$4.29	.84%
Class A - assumed 5% return	1,000.00	1,020.74	4.23	.84
Class B - actual return	1,000.00	1,042.50	8.10	1.59
Class B - assumed 5% return	1,000.00	1,017.00	8.00	1.59
Class C - actual return	1,000.00	1,042.35	8.30	1.63
Class C - assumed 5% return	1,000.00	1,016.80	8.20	1.63
Class F-1 - actual return	1,000.00	1,046.63	4.39	.86
Class F-1 - assumed 5% return	1,000.00	1,020.64	4.33	.86
Class F-2 - actual return	1,000.00	1,047.81	3.06	.60
Class F-2 - assumed 5% return	1,000.00	1,021.94	3.02	.60
Class F-3 - actual return†	1,000.00	1,039.17	.92	.52
Class F-3 - assumed 5% return†	1,000.00	1,022.34	2.62	.52
Class 529-A - actual return	1,000.00	1,046.19	4.54	.89
Class 529-A - assumed 5% return	1,000.00	1,020.49	4.48	.89
Class 529-B - actual return	1,000.00	1,042.40	8.66	1.70
Class 529-B - assumed 5% return	1,000.00	1,016.45	8.55	1.70
Class 529-C - actual return	1,000.00	1,042.23	8.50	1.67
Class 529-C - assumed 5% return	1,000.00	1,016.60	8.40	1.67
Class 529-E - actual return	1,000.00	1,045.23	5.71	1.12
Class 529-E - assumed 5% return	1,000.00	1,019.35	5.64	1.12
Class 529-F-1 - actual return	1,000.00	1,047.52	3.47	.68
Class 529-F-1 - assumed 5% return	1,000.00	1,021.54	3.43	.68
Class R-1 - actual return	1,000.00	1,042.88	8.15	1.60
Class R-1 - assumed 5% return	1,000.00	1,016.95	8.05	1.60
Class R-2 - actual return	1,000.00	1,042.68	8.15	1.60
Class R-2 - assumed 5% return	1,000.00	1,016.95	8.05	1.60
Class R-2E - actual return	1,000.00	1,044.30	6.52	1.28
Class R-2E - assumed 5% return	1,000.00	1,018.55	6.44	1.28
Class R-3 - actual return	1,000.00	1,045.21	5.76	1.13
Class R-3 - assumed 5% return	1,000.00	1,019.30	5.69	1.13
Class R-4 - actual return	1,000.00	1,046.54	4.18	.82
Class R-4 - assumed 5% return	1,000.00	1,020.84	4.13	.82
Class R-5E - actual return	1,000.00	1,047.70	3.17	.62
Class R-5E - assumed 5% return	1,000.00	1,021.84	3.13	.62
Class R-5 - actual return	1,000.00	1,048.24	2.71	.53
Class R-5 - assumed 5% return	1,000.00	1,022.29	2.67	.53
Class R-6 - actual return	1,000.00	1,048.30	2.50	.49
Class R-6 - assumed 5% return	1,000.00	1,022.49	2.47	.49

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).
†	The period for the “annualized expense ratio” and “actual return” line is based on the number of days since the initial sale of the share class on January 27, 2017. The “assumed 5% return” line is based on 182 days.

EuroPacific Growth Fund	31

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended March 31, 2017:

Foreign taxes	$0.07 per share
Foreign source income	$0.89 per share
Qualified dividend income	100%
Corporate dividends received deduction	$2,867,000
U.S. government income that may be exempt from state taxation	$16,840,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2018, to determine the calendar year amounts to be included on their 2017 tax returns. Shareholders should consult their tax advisors.

32	EuroPacific Growth Fund

Approval of Investment Advisory and Service Agreement

The EuroPacific Growth Fund’s board has approved the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) for an additional one-year term through January 31, 2018. The board approved the agreement following the recommendation of the fund’s Contracts Committee (the “committee”), which is composed of all of the fund’s independent board members. The board and the committee determined that the fund’s advisory fee structure was fair and reasonable in relation to the services provided, and that approving the agreement was in the best interests of the fund and its shareholders.

In reaching this decision, the board and the committee took into account information furnished to them throughout the year and otherwise provided to them, as well as information prepared specifically in connection with their review of the agreement, and were advised by their independent counsel. They considered the following factors, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor, and each board and committee member did not necessarily attribute the same weight to each factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of CRMC and the Capital Group organization; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of administrative, compliance and shareholder services provided by CRMC to the fund under the agreement and other agreements, as well as the benefits to fund shareholders from investing in a fund that is part of a large family of funds. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit the fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of the fund in light of its objective of providing long-term growth of capital. They compared the fund’s investment results with those of other relevant funds (including funds that currently form the basis of the Lipper index for the category in which the fund is included), and data such as relevant market and fund indexes, over various periods through June 30, 2016. This report, including the letter to shareholders and related disclosures, contains certain information about the fund’s investment results. The board and the committee reviewed the fund’s investment results measured against various indexes, including the Lipper International Funds Index, the MSCI All Country World ex-U.S. Index and the MSCI EAFE Index. They noted that the investment results of the fund generally compared favorably to the results indexes for the lifetime period, 20-year period, 10-year period and five-year period. The board and the committee concluded that the fund’s investment results have been satisfactory for renewal of the agreement and that CRMC’s record in managing the fund indicated that its continued management should benefit the fund and its shareholders.

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of the fund to those of other relevant funds. They observed that the fund’s advisory fees and expenses generally compared favorably to those of other similar funds included in the Lipper International Funds category. The board and the committee also considered the breakpoint discounts in the fund’s advisory fee structure that reduce the level of fees charged by CRMC to the fund as fund assets increase. In addition, they reviewed information regarding the effective advisory fees charged to non-mutual fund clients by CRMC and its affiliates. They noted that, to the extent there were differences between the advisory fees paid by the fund and the advisory fees paid by those clients, the differences appropriately reflected the investment, operational, regulatory and market differences between advising the fund and the other clients. The board and the committee concluded that the fund’s cost structure was fair and reasonable in relation to the services provided, and that the fund’s shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund.

EuroPacific Growth Fund	33

4. Ancillary benefits

The board and the committee considered a variety of other benefits that CRMC and its affiliates receive as a result of CRMC’s relationship with the fund and the other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC and its institutional management affiliates in managing other investment vehicles. The board and the committee reviewed CRMC’s portfolio trading practices, noting the benefits CRMC receives from the research obtained with commissions from portfolio transactions made on behalf of the fund. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by the fund.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and related cost allocation methodology as well as its willingness to invest in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments, and attract and retain qualified personnel. They noted information regarding the compensation structure for CRMC’s investment professionals. The board and the committee also compared CRMC’s profitability and compensation data to the reported results and data of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the breakpoint discounts in the fund’s advisory fee structure. The board and the committee concluded that the fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and the fund’s shareholders.

34	EuroPacific Growth Fund

Board of trustees and other officers

Independent trustees1

Name and year of birth	Year first elected a trustee of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee[3]	Other directorships[4] held by trustee
Elisabeth Allison, 1946	1991	Trustee and Co-Director, The Stanton Foundation; former Senior Business Advisor, Harvard Medical School	3	None
Vanessa C. L. Chang, 1952	2005	Director, EL & EL Investments (real estate)	17	Edison International; Sykes Enterprises; Transocean Ltd.
Nicholas Donatiello, Jr., 1960 Chairman of the Board (Independent and Non-Executive)	2008	President and CEO, Odyssey Ventures, Inc. (business strategy and marketing consulting); Lecturer, Graduate School of Business, Stanford University	3	Big 5 Sporting Goods Corporation; Dolby Laboratories, Inc.
Pablo R. González Guajardo, 1967	2014	CEO, Kimberly-Clark de México, S.A.B. de C.V.	7	Kimberly-Clark de México, S.A.B. de C.V.; América Móvil, S.A.B. de C.V.; Grupo Sanborns, S.A.B. de C.V.; Grupo Lala, S.A.B. de C.V.
William H. Kling, 1942	1987	President Emeritus and former CEO, American Public Media	10	None
Martin Koehler, 1957	2015	Independent management consultant; former Managing Director and Senior Advisor, The Boston Consulting Group	3	Delton AG; Deutsche Lufthansa AG
William I. Miller, 1956	1992	President, The Wallace Foundation	3	Cummins, Inc.
Alessandro Ovi, 1944	2002	Publisher and Editor, Technology Review; President, TechRev.srl; former Special Advisor to the Italian Prime Minister (2005–2008); former Special Advisor to the President of the European Commission (2001–2005)	3	Landi Renzo SpA; ST Microelectronics SNV
Josette Sheeran, 1954	2015	President and CEO, Asia Society; Vice Chair, World Economic Forum; Executive Director, United Nations World Food Program	3	None

Interested trustee5,6

Name, year of birth and position with fund	Year first elected a trustee or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex overseen by trustee[3]	Other directorships[4] held by trustee
Carl M. Kawaja, 1964 Vice Chairman of the Board and President	2003	Partner – Capital World Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[7]	1	None

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the American Funds website at americanfunds.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

EuroPacific Growth Fund	35

Other officers6

Name, year of birth and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
Walter R. Burkley, 1966 Executive Vice President	2012	Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company; Director, Capital Research Company [7]
Mark E. Denning, 1957 Executive Vice President	1994	Director, Capital Research and Management Company; Partner — Capital Research Global Investors, Capital Research Company;[7] Partner — Capital Research Global Investors, Capital International, Inc.[7]
Jonathan Knowles, PhD, 1961 Senior Vice President	2012	Partner — Capital World Investors, Capital International, Inc.;[7] Director, The Capital Group Companies, Inc.[7]
Sung Lee, 1966 Senior Vice President	2003	Partner — Capital Research Global Investors, Capital International, Inc.[7]
Michael J. Downer, 1955 Vice President	2004	Director, Senior Vice President and Secretary, Capital Research and Management Company; Chairman of the Board, Capital Bank and Trust Company [7]
Nicholas J. Grace, 1966 Vice President	2004	Partner — Capital World Investors, Capital Research Company;[7] Director, The Capital Group Companies, Inc.[7]
Leo Hee, 1971 Vice President	2015	Partner — Capital World Investors, Capital International, Inc.[7]
Jesper Lyckeus, 1967 Vice President	2010	Partner — Capital Research Global Investors, Capital Research Company[7]
Lara Pellini, 1975 Vice President	2015	Partner — Capital World Investors, Capital Research Company [7]
Joerg Sponer, 1972 Vice President	2010	Partner — Capital Research Global Investors, Capital Research Company[7]
Christopher Thomsen, 1970 Vice President	2015	Partner — Capital Research Global Investors, Capital Research Company [7]
Michael W. Stockton, 1967 Secretary	2013	Vice President — Fund Business Management Group, Capital Research and Management Company
Brian C. Janssen, 1972 Treasurer	2010	Vice President — Investment Operations, Capital Research and Management Company
Jennifer L. Butler, 1966 Assistant Secretary	2013	Assistant Vice President — Fund Business Management Group, Capital Research and Management Company
Dori Laskin, 1951 Assistant Treasurer	2010	Vice President — Investment Operations, Capital Research and Management Company
Gregory F. Niland, 1971 Assistant Treasurer	2016	Vice President — Investment Operations, Capital Research and Management Company

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	Funds managed by Capital Research and Management Company or its affiliates.
[4]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[5]	The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[6]	All of the trustees and/or officers listed, with the exception of Leo Hee, Lara Pellini and Joerg Sponer, are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[7]	Company affiliated with Capital Research and Management Company.

36	EuroPacific Growth Fund

Offices of the fund and of the investment adviser

Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618-4518

Transfer agent for shareholder accounts

American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets

JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel

Dechert LLP

One Bush Street, Suite 1600
San Francisco, CA 94104-4446

Independent registered public accounting firm

Deloitte & Touche LLP
695 Town Center Drive
Suite 1200
Costa Mesa, CA 92626-7188

Principal underwriter

American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete March 31, 2017, portfolio of EuroPacific Growth Fund’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

EuroPacific Growth Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at (800) SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of EuroPacific Growth Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after June 30, 2017, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

MSCI has not approved, reviewed or produced this report, makes no express or implied warranties or representations and is not liable whatsoever for any data in the report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products.

American Funds from Capital Group

The Capital AdvantageSM

Since 1931, American Funds, part of Capital Group, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in a superior long-term track record.

Aligned with investor success

We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 27 years of investment experience, including 21 years at our company, reflecting a career commitment to our long-term approach.1

The Capital SystemSM

The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

American Funds’ superior long-term track record

Equity funds have beaten their Lipper peer indexes in 93% of 10-year periods and 98% of 20-year periods. Fixed income funds have beaten their Lipper indexes in 80% of 10-year periods and 80% of 20-year periods.2 Fund management fees have been among the lowest in the industry.3

[1]	Portfolio manager experience as of December 31, 2016.
[2]	Based on Class F-2 share results for rolling periods through December 31, 2016. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except Capital Income Builder and SMALLCAP World Fund, for which the Lipper average was used). Expenses differ for each share class, so results will vary. Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on Class A share results without a sales charge, adjusted for typical estimated expenses. Results for certain funds with an inception date after August 1, 2008, also include hypothetical returns because those funds’ Class F-2 shares sold after the funds’ date of first offering. Please see americanfunds.com for more information on specific expense adjustments and the actual dates of first sale.
[3]	On average, our management fees were in the lowest quintile 73% of the time, based on the 20-year period ended December 31, 2016, versus comparable Lipper categories, excluding funds of funds.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made to American Funds Service Company at 800/421-9225 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Elisabeth Allison, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2016	$132,000
2017	$140,000

b) Audit-Related Fees:
2016	$40,000
2017	$36,000

c) Tax Fees:
2016	$40,000
2017	$36,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
2016	None

2017	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
2016	$1,123,000
2017	$1,164,000
The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 16 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2016	None
2017	None
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2016	$3,000
2017	None
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $1,334,000 for fiscal year 2016 and $1,378,000 for fiscal year 2017. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

EuroPacific Growth Fund®

Investment portfolio

March 31, 2017

Common stocks 90.58% Information technology 16.12%	Shares	Value (000)
Samsung Electronics Co., Ltd.	1,740,632	$3,206,387
Samsung Electronics Co., Ltd., nonvoting preferred	48,800	69,951
Taiwan Semiconductor Manufacturing Co., Ltd.	422,750,649	2,633,266
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	8,247,523	270,849
Alibaba Group Holding Ltd. (ADR)1	24,485,245	2,640,244
Tencent Holdings Ltd.	81,467,587	2,335,582
ASML Holding NV	12,981,811	1,722,815
Nintendo Co., Ltd.2	7,332,426	1,701,547
Murata Manufacturing Co., Ltd.	10,668,526	1,517,436
Baidu, Inc., Class A (ADR)1	4,120,530	710,874
Keyence Corp.	1,619,700	648,578
Infineon Technologies AG2	30,557,842	624,110
SK hynix, Inc.	10,854,287	490,156
AAC Technologies Holdings Inc.	33,651,500	393,824
Naver Corp.	395,722	302,550
Mobileye NV1	4,813,295	295,536
Tata Consultancy Services Ltd.	6,751,442	252,840
Largan Precision Co., Ltd.	1,430,000	225,275
Yandex NV, Class A1	9,555,000	209,541
TDK Corp.	2,811,700	178,052
Hamamatsu Photonics KK	5,846,100	168,299
Halma PLC	10,055,157	129,005
Worldpay Group PLC	33,299,800	123,245
Hexagon AB, Class B	2,905,371	116,725
ASM Pacific Technology Ltd.	8,247,000	112,167
Samsung SDI Co., Ltd.	868,326	107,153
LG Display Co., Ltd.	3,543,269	95,845
Tech Mahindra Ltd.	6,097,892	43,118
		21,324,970
Financials 15.04%
HDFC Bank Ltd.3	100,311,759	2,264,972
HDFC Bank Ltd. (ADR)	8,898,800	669,368
AIA Group Ltd.	410,392,600	2,587,562
Barclays PLC	666,675,486	1,880,210
Prudential PLC	72,572,667	1,533,017
Kotak Mahindra Bank Ltd.	91,595,214	1,230,297
Housing Development Finance Corp. Ltd.	53,109,265	1,228,543
UniCredit SpA2	67,142,345	1,035,017
Société Générale	18,380,372	932,369
Fairfax Financial Holdings Ltd., subordinate voting (CAD denominated)	710,094	323,156
Fairfax Financial Holdings Ltd., subordinate voting	647,870	295,628
BM&FBOVESPA SA - Bolsa de Valores, Mercadorias e Futuros, ordinary nominative	79,420,000	489,367
BNP Paribas SA	6,101,666	406,373
Indiabulls Housing Finance Ltd.2	26,207,577	402,689
Bank of Ireland1	1,405,558,553	348,622
Toronto-Dominion Bank	6,915,000	346,361

EuroPacific Growth Fund — Page 1 of 9

Common stocks Financials (continued)	Shares	Value (000)
UBS Group AG	18,736,026	$299,844
Credit Suisse Group AG	19,932,970	296,512
Itaú Unibanco Holding SA, preferred nominative (ADR)	24,029,500	290,036
Macquarie Group Ltd.	3,392,000	233,752
KASIKORNBANK PCL	25,394,600	139,675
KASIKORNBANK PCL, nonvoting depository receipts	14,960,400	82,285
Brookfield Asset Management Inc., Class A	5,885,000	214,567
ICICI Bank Ltd.	45,214,170	192,770
ICICI Bank Ltd. (ADR)	1,254,765	10,791
Siam Commercial Bank Public Co. Ltd., foreign registered	40,078,440	190,114
Svenska Handelsbanken AB, Class A	13,841,154	189,839
Sberbank of Russia PJSC (ADR)	15,630,000	180,370
Axis Bank Ltd.	21,393,890	161,702
Commerzbank AG, non-registered shares	17,853,715	161,475
AXA SA	5,430,000	140,502
Industrial and Commercial Bank of China Ltd., Class H	208,300,000	136,160
Metropolitan Bank & Trust Co.	84,220,000	134,282
Banco Santander, SA	21,643,000	132,645
Aberdeen Asset Management PLC	35,986,042	119,345
Deutsche Bank AG1	6,550,000	112,849
Capitec Bank Holdings Ltd.	1,505,000	85,408
Haci Ömer Sabanci Holding AS	27,748,790	76,349
Royal Bank of Canada	1,000,000	72,858
RSA Insurance Group PLC	9,457,706	69,498
Eurobank Ergasias SA1	108,860,228	66,776
Bangkok Bank PCL, nonvoting depository receipt	10,507,900	55,502
ORIX Corp.	2,166,000	32,053
Kinnevik AB, Class B	836,223	22,304
Banco BPM SPA	7,261,284	21,519
		19,895,333
Consumer discretionary 11.92%
Sony Corp.	56,066,700	1,896,588
Altice NV, Class A1,2	52,918,115	1,197,087
Altice NV, Class B1,2	16,341,536	369,583
Naspers Ltd., Class N	6,373,200	1,099,708
adidas AG	4,341,373	825,774
Paddy Power Betfair PLC2	6,722,676	720,761
LVMH Moët Hennessy-Louis Vuitton SE	3,184,700	699,363
Industria de Diseño Textil, SA	19,736,000	695,636
Hyundai Motor Co.	4,660,447	656,372
Galaxy Entertainment Group Ltd.	111,446,000	610,182
Ctrip.com International, Ltd. (ADR)1	10,475,800	514,886
ASOS PLC1,2	6,674,299	505,497
Rakuten, Inc.	49,182,900	492,580
Kering SA	1,851,653	478,922
Liberty Global PLC, Class C, nonvoting1	8,508,070	298,123
Liberty Global PLC, Class A1	3,790,000	135,947
Toyota Motor Corp.	7,812,500	423,993
Mahindra & Mahindra Ltd.	20,051,100	397,378
Kroton Educacional SA, ordinary nominative2	90,424,000	383,578
Sands China Ltd.	78,995,200	365,930
Barratt Developments PLC	50,098,000	343,026
Hyundai Mobis Co., Ltd.	1,595,000	343,018
Ryohin Keikaku Co., Ltd.	880,000	192,789

EuroPacific Growth Fund — Page 2 of 9

Common stocks Consumer discretionary (continued)	Shares	Value (000)
William Hill PLC2	51,985,007	$189,404
H & M Hennes & Mauritz AB, Class B	7,370,003	188,349
Don Quijote Holdings Co., Ltd.	5,288,500	183,361
B&M European Value Retail SA2	47,396,474	177,793
Techtronic Industries Co. Ltd.	43,815,000	177,312
Melco Crown Entertainment Ltd. (ADR)	8,414,000	155,996
Continental AG	680,000	149,075
Li & Fung Ltd.	335,850,000	145,637
Suzuki Motor Corp.	3,160,000	131,191
Hermès International	275,805	130,667
Motherson Sumi Systems Ltd.1	20,220,000	115,805
Steinhoff International Holdings NV	20,573,108	98,401
Dixons Carphone PLC	23,625,000	94,009
Publicis Groupe SA	781,846	54,640
Global Brands Group Holding Ltd.1,2	487,835,358	52,101
Samsonite International SA	14,220,000	51,782
HUGO BOSS AG	246,134	17,963
Ferrari NV	78,157	5,816
		15,766,023
Industrials 8.70%
Airbus SE, non-registered shares	26,518,700	2,017,936
International Consolidated Airlines Group, SA (CDI)2	153,050,123	1,014,392
Komatsu Ltd.	37,824,600	985,791
Ryanair Holdings PLC (ADR)1	10,729,994	890,375
Recruit Holdings Co., Ltd.	17,195,100	877,285
Toshiba Corp.1,2	278,979,000	604,918
Rolls-Royce Holdings PLC1	48,795,533	460,965
Jardine Matheson Holdings Ltd.	6,742,800	433,225
Eicher Motors Ltd.1	1,087,308	428,451
Nidec Corp.	3,878,900	369,145
Abertis Infraestructuras, SA, Class A, non-registered shares	19,766,202	318,407
Mitsubishi Electric Corp.	20,203,000	289,807
KONE Oyj, Class B	6,411,000	281,504
Babcock International Group PLC2	24,723,667	273,211
Leonardo SPA1	19,113,136	270,982
ASSA ABLOY AB, Class B	13,016,000	267,709
Geberit AG	612,000	263,826
SK Holdings Co., Ltd.	977,455	212,832
Edenred SA	8,850,000	209,122
CK Hutchison Holdings Ltd.	16,948,784	208,493
Wolseley PLC	3,313,904	208,430
Groupe Eurotunnel SE	15,517,248	156,135
SECOM Co., Ltd.	1,860,000	133,139
Air France-KLM1	9,233,795	69,920
SMC Corp.	216,000	63,871
Capita PLC	8,216,000	58,109
easyJet PLC	4,504,361	57,903
Alliance Global Group, Inc.	150,350,000	37,996
Safran SA	300,000	22,412
ALFA, SAB de CV, Class A, ordinary participation certificates	10,850,000	15,879
		11,502,170

EuroPacific Growth Fund — Page 3 of 9

Common stocks Consumer staples 8.22%	Shares	Value (000)
British American Tobacco PLC	53,330,950	$3,541,371
Associated British Foods PLC2	42,312,249	1,381,519
Nestlé SA	13,769,799	1,056,466
Pernod Ricard SA	7,989,513	945,224
Kao Corp.	12,643,800	693,234
AMOREPACIFIC Corp.2	2,658,892	666,922
Alimentation Couche-Tard Inc., Class B	14,041,800	634,381
CP ALL PCL	337,235,000	579,028
Meiji Holdings Co., Ltd.	3,028,500	252,171
Uni-Charm Corp.	9,095,000	217,919
Coca-Cola European Partners PLC	5,233,645	197,256
Treasury Wine Estates Ltd.	16,669,734	155,757
Thai Beverage PCL	230,295,000	154,754
Ambev SA	23,931,000	139,431
Coca-Cola HBC AG (CDI)	3,562,746	91,998
Glanbia PLC	4,350,593	84,029
Ajinomoto Co., Inc.	2,846,000	56,151
Wal-Mart de México, SAB de CV, Series V	5,631,200	12,982
Seven & i Holdings Co., Ltd.	275,900	10,810
		10,871,403
Materials 6.46%
HeidelbergCement AG2	12,222,194	1,144,271
Glencore PLC	278,801,000	1,093,864
Nitto Denko Corp.2	10,347,699	799,523
Vale SA, Class A, preferred nominative (ADR)	49,653,579	445,889
Vale SA, Class A, preferred nominative	23,710,700	213,658
Vale SA, ordinary nominative (ADR)	2,610,000	24,795
Barrick Gold Corp.	35,000,000	664,650
Barrick Gold Corp. (CAD denominated)	517,174	9,824
ArcelorMittal SA1	69,672,426	586,139
Chr. Hansen Holding A/S2	8,743,000	561,169
First Quantum Minerals Ltd.2	35,467,201	376,848
Rio Tinto PLC	9,355,000	376,182
Koninklijke DSM NV	5,347,619	361,744
Grasim Industries Ltd.2	19,195,451	310,095
Teck Resources Ltd., Class B	12,006,301	262,543
Fortescue Metals Group Ltd.	50,353,000	239,666
Klabin SA, units	46,863,500	226,788
UltraTech Cement Ltd.	3,137,649	192,542
Akzo Nobel NV	1,956,051	162,200
Amcor Ltd.	13,350,000	153,603
Agrium Inc.	1,450,000	138,548
BASF SE	824,000	81,681
Syngenta AG	183,500	80,992
Wacker Chemie AG	272,438	28,061
Croda International PLC	342,758	15,305
		8,550,580
Health care 6.40%
Bayer AG	10,075,500	1,161,380
Novartis AG	13,954,432	1,035,803
UCB SA2	12,642,824	980,666
Sysmex Corp.2	14,836,538	899,548
Novo Nordisk A/S, Class B	19,740,495	677,964

EuroPacific Growth Fund — Page 4 of 9

Common stocks Health care (continued)	Shares	Value (000)
Teva Pharmaceutical Industries Ltd. (ADR)	20,151,000	$646,646
Grifols, SA, Class A, non-registered shares	12,687,000	311,158
Grifols, SA, Class B, preferred nonvoting, non-registered shares	11,254,100	211,303
Grifols, SA, Class B (ADR)	3,541,478	66,846
Takeda Pharmaceutical Co. Ltd.	9,200,000	432,110
Shire PLC	4,915,000	287,024
AstraZeneca PLC	4,563,000	280,847
Sanofi	2,570,000	232,001
Merck KGaA	1,878,500	214,025
Hikma Pharmaceuticals PLC	8,501,389	211,004
Fresenius SE & Co. KGaA	2,582,800	207,559
Fresenius Medical Care AG & Co. KGaA	2,398,000	202,225
Roche Holding AG, non-registered shares, nonvoting	595,500	152,078
Chugai Pharmaceutical Co., Ltd.	4,014,000	137,910
Straumann Holding AG	190,000	88,157
Hypermarcas SA, ordinary nominative	3,089,700	28,621
		8,464,875
Energy 5.41%
Reliance Industries Ltd.1	96,839,631	1,969,900
Royal Dutch Shell PLC, Class A	21,101,878	554,152
Royal Dutch Shell PLC, Class B	15,616,914	427,429
Royal Dutch Shell PLC, Class A (ADR)	1,037,313	54,697
Royal Dutch Shell PLC, Class A (EUR denominated)	766,933	20,139
Enbridge Inc. (CAD denominated)	19,069,362	798,853
Schlumberger Ltd.	8,184,700	639,225
Canadian Natural Resources, Ltd.	14,950,000	489,471
TOTAL SA	8,781,685	444,198
Tourmaline Oil Corp.1,2	16,547,000	368,928
Petróleo Brasileiro SA (Petrobras), ordinary nominative (ADR)1	33,203,674	321,744
Oil Search Ltd.	55,751,452	307,529
Seven Generations Energy Ltd., Class A1	14,979,680	273,720
Suncor Energy Inc.	4,659,000	143,044
BP PLC	21,600,000	123,825
Tullow Oil PLC2	37,871,804	111,032
Pembina Pipeline Corp.	2,338,679	74,107
Galp Energia, SGPS, SA, Class B	2,590,000	39,304
		7,161,297
Telecommunication services 3.40%
SoftBank Group Corp.	30,791,406	2,174,455
Nippon Telegraph and Telephone Corp.	18,791,000	802,073
China Mobile Ltd.	49,420,000	540,844
KDDI Corp.	10,603,800	278,310
MTN Group Ltd.	14,000,001	127,308
SFR Group SA, non-registered shares1	3,549,356	111,663
Bharti Airtel Ltd.	16,800,000	90,565
Perusahaan Perseroan (Persero) Telekomunikasi Indonesia Tbk PT, Class B	240,000,000	74,384
Vodafone Group PLC	27,700,000	72,222
BT Group PLC	18,086,128	72,104
Intouch Holdings PCL	36,860,000	59,802
TalkTalk Telecom Group PLC	23,374,000	55,496

EuroPacific Growth Fund — Page 5 of 9

Common stocks Telecommunication services (continued)	Shares	Value (000)
TDC A/S	5,742,997	$29,614
Idea Cellular Ltd.	3,817,106	5,047
		4,493,887
Utilities 2.71%
DONG Energy AS2	27,014,285	1,041,663
Power Grid Corp. of India Ltd.	191,947,666	583,218
Enel SPA	78,250,000	368,468
China Gas Holdings Ltd.	225,874,000	363,886
Cheung Kong Infrastructure Holdings Ltd.	38,723,000	303,944
ENN Energy Holdings Ltd.	47,702,000	268,541
China Resources Gas Group Ltd.	62,600,000	221,515
SSE PLC	6,931,834	128,189
Power Assets Holdings Ltd.	14,256,000	122,904
EDP - Energias de Portugal, SA	27,023,719	91,532
ACCIONA, SA	1,141,964	91,527
		3,585,387
Real estate 1.36%
Cheung Kong Property Holdings Ltd.	107,730,868	725,691
Sun Hung Kai Properties Ltd.	27,513,083	404,297
Ayala Land, Inc.	338,868,700	223,211
Ayala Land, Inc., preference shares1,3	481,283,600	863
Henderson Land Development Co. Ltd.	33,915,681	210,132
Daiwa House Industry Co., Ltd.	6,375,000	183,010
Wharf (Holdings) Ltd.	6,319,000	54,234
		1,801,438
Miscellaneous 4.84%
Other common stocks in initial period of acquisition		6,395,745
Total common stocks (cost: $87,195,525,000)		119,813,108
Rights & warrants 0.01% Financials 0.01%
Deutsche Bank AG, rights, expire 20171	6,550,000	15,652
Total rights & warrants (cost: $0)		15,652
Convertible bonds 0.04% Miscellaneous 0.04%	Principal amount (000)
Other convertible bonds in initial period of acquisition		51,278
Total convertible bonds (cost: $46,444,000)		51,278
Bonds, notes & other debt instruments 0.28% U.S. Treasury bonds & notes 0.28% U.S. Treasury 0.28%
U.S. Treasury 0.875% 20174	$255,250	255,273
U.S. Treasury 0.875% 2017	108,700	108,716
Total bonds, notes & other debt instruments (cost: $364,070,000)		363,989

EuroPacific Growth Fund — Page 6 of 9

Short-term securities 8.79%	Principal amount (000)	Value (000)
Bank of Montreal 1.08%–1.12% due 4/6/2017–6/21/2017	$189,800	$189,431
Bank of New York Mellon Corp. 0.97% due 6/9/2017	50,000	49,907
BMW U.S. Capital LLC 0.77% due 4/3/20175	19,300	19,299
BNP Paribas, New York Branch 0.95%–1.21% due 4/5/2017–5/5/2017	112,000	111,917
CAFCO, LLC 1.13%–1.17% due 6/22/2017–6/28/20175	150,000	149,638
Caisse d’Amortissement de la Dette Sociale 0.85%–0.99% due 4/6/2017–5/16/20175	273,500	273,313
Canadian Imperial Bank of Commerce 0.76%–1.21% due 4/10/2017–7/17/20175	273,500	273,214
Citibank, N.A. 1.22% due 6/1/2017	50,000	50,027
CPPIB Capital Inc. 0.72%–0.87% due 4/3/2017–5/23/20175	230,800	230,688
ExxonMobil Corp. 0.82% due 4/25/2017	100,000	99,942
Fairway Finance Corp. 1.06%–1.10% due 4/13/2017–6/12/20175	100,000	99,876
Federal Farm Credit Banks 0.52%–0.54% due 4/17/2017–5/26/2017	105,000	104,919
Federal Home Loan Bank 0.50%–0.79% due 4/3/2017–8/25/2017	4,040,800	4,036,565
Freddie Mac 0.49%–0.85% due 5/3/2017–8/24/2017	554,100	553,044
Gotham Funding Corp. 0.78% due 4/7/20175	87,400	87,386
Hydro-Québec 0.71% due 4/3/20175	6,200	6,200
Jupiter Securitization Co., LLC 1.13% due 6/20/20175	50,000	49,876
Kells Funding, LLC 1.00%–1.11% due 6/1/2017–6/21/20175	234,800	234,347
KfW 0.93%–0.98% due 5/2/2017–6/1/20175	148,275	148,103
Liberty Street Funding Corp. 1.06%–1.07% due 4/5/2017–6/13/20175	39,400	39,384
L’Oréal USA, Inc. 0.71% due 4/11/20175	10,000	9,998
Mizuho Bank, Ltd. 0.78%–1.12% due 4/27/2017–6/26/20175	166,800	166,430
National Australia Bank Ltd. 1.13%–1.14% due 7/24/2017–8/2/20175	168,600	167,982
Nordea Bank AB 0.94% due 4/5/2017–4/20/20175	275,000	274,930
Private Export Funding Corp. 0.88% due 4/27/20175	35,700	35,677
Province of Ontario 0.72% due 4/20/2017	100,000	99,954
Québec (Province of) 0.87% due 4/18/20175	100,000	99,959
Société Générale 0.83%–0.91% due 4/3/2017–4/24/20175	71,600	71,568
Sumitomo Mitsui Banking Corp. 0.81%–1.10% due 4/4/2017–5/15/20175	284,600	284,465
Svenska Handelsbanken Inc. 0.92%–1.08% due 4/24/2017–7/6/20175	250,450	250,075
Thunder Bay Funding, LLC 1.09%–1.22% due 5/15/2017–7/17/20175	250,200	249,564
Toronto-Dominion Bank 1.15% due 4/13/2017	50,000	50,006
Toronto-Dominion Holdings USA Inc. 0.75%–1.07% due 4/6/2017–6/12/20175	211,700	211,536
Total Capital Canada Ltd. 0.88%–0.99% due 4/24/2017–6/8/20175	300,000	299,519
Toyota Credit Canada Inc. 0.98%–1.15% due 4/11/2017–7/27/2017	100,000	99,807
Toyota Motor Credit Corp. 0.82% due 4/26/2017–4/28/2017	134,000	133,912
U.S. Treasury Bills 0.51%–0.82% due 4/27/2017–9/7/2017	2,065,700	2,062,121
Victory Receivables Corp. 0.92%–1.15% due 4/11/2017–6/22/20175	205,300	205,000
Wells Fargo Bank, N.A. 1.09% due 4/24/2017	53,750	53,759
Total short-term securities (cost: $11,634,535,000)		11,633,338
Total investment securities 99.70% (cost: $99,240,574,000)		131,877,365
Other assets less liabilities 0.30%		403,182
Net assets 100.00%		$132,280,547

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

EuroPacific Growth Fund — Page 7 of 9

Forward currency contracts

Contract amount		Counterparty	Settlement date	Unrealized (depreciation) appreciation at 3/31/2017 (000)
Purchases (000)	Sales (000)
USD214,984	GBP171,695	Bank of America, N.A.	4/7/2017	$(166)
USD175,057	JPY19,654,000	JPMorgan Chase	4/12/2017	(1,559)
USD32,131	JPY3,669,900	Bank of America, N.A.	4/13/2017	(849)
USD199,802	GBP160,279	UBS AG	4/20/2017	(1,105)
USD136,882	JPY15,599,497	JPMorgan Chase	4/20/2017	(3,347)
USD273,646	JPY31,198,993	Citibank	4/20/2017	(6,813)
USD66,816	EUR63,093	HSBC Bank	4/21/2017	(555)
USD119,337	EUR112,974	Barclays Bank PLC	4/21/2017	(1,297)
USD95,803	GBP78,550	JPMorgan Chase	4/21/2017	(2,661)
USD418,227	GBP342,879	Citibank	4/21/2017	(11,577)
USD174,815	GBP142,700	Barclays Bank PLC	4/26/2017	(4,083)
USD43,353	EUR41,021	HSBC Bank	4/27/2017	(462)
USD513,998	JPY58,183,000	Barclays Bank PLC	4/27/2017	(9,189)
USD18,145	EUR16,858	JPMorgan Chase	4/28/2017	138
USD5,821	JPY664,700	JPMorgan Chase	5/8/2017	(158)
USD445,283	JPY50,000,000	Bank of America, N.A.	5/8/2017	(4,504)
USD26,242	GBP21,000	Bank of America, N.A.	5/10/2017	(94)
USD42,794	JPY4,900,000	JPMorgan Chase	5/11/2017	(1,290)
USD436,897	JPY50,000,000	Barclays Bank PLC	5/19/2017	(13,063)
USD453,384	JPY50,945,000	HSBC Bank	5/22/2017	(5,127)
				$(67,761)

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

1	Security did not produce income during the last 12 months.
2	Represents an affiliated company as defined under the Investment Company Act of 1940.
3	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous,“ was $2,316,188,000, which represented 1.75% of the net assets of the fund.
4	A portion of this security was pledged as collateral. The total value of pledged collateral was $61,530,000, which represented .05% of the net assets of the fund.
5	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $3,938,027,000, which represented 2.98% of the net assets of the fund.

EuroPacific Growth Fund — Page 8 of 9

Key to abbreviations and symbol
ADR = American Depositary Receipts
CAD = Canadian dollars
CDI = CREST Depository Interest
EUR = Euros
GBP = British pounds
JPY = Japanese yen
USD/$ = U.S. dollars

Refer to the fund’s current shareholder report for additional disclosures.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.

MFGEFPX-016-0517O-S54118	EuroPacific Growth Fund — Page 9 of 9

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

EuroPacific Growth Fund:

We have audited the accompanying statement of assets and liabilities of EuroPacific Growth Fund (the “Fund”), including the summary schedule of investments, as of March 31, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended (collectively, the “financial statements”), the financial highlights for each of the five years in the period then ended (the financial statements and financial highlights are included in Item 1 of this Form N-CSR), and the schedule of investments in securities as of March 31, 2017 (included in Item 6 of this Form N-CSR). These financial statements, financial highlights, and schedule of investments in securities are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements, financial highlights, and schedule of investments in securities based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements, financial highlights, and schedule of investments in securities are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and schedule of investments in securities, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2017, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements, financial highlights, and schedule of investments in securities referred to above present fairly, in all material respects, the financial position of EuroPacific Growth Fund as of March 31, 2017, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Costa Mesa, California

May 11, 2017

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)	There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

EUROPACIFIC GROWTH FUND

By /s/ Walter R. Burkley
Walter R. Burkley, Executive Vice President and Principal Executive Officer

Date: May 31, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Walter R. Burkley
Walter R. Burkley, Executive Vice President and Principal Executive Officer

Date: May 31, 2017

By /s/ Brian C. Janssen
Brian C. Janssen, Treasurer and Principal Financial Officer

Date: May 31, 2017